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                                                                Exhibit 10(ab)

                          HIGH POINT FINANCIAL CORP.

                 1996 Non-Employee Director Stock Option Plan

1.      Purpose
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        The purpose of this 1996 Non-Employee Director Stock Option Plan is to attract and retain highly qualified non-employee directors for High Point Financial Corp. and The National Bank of Sussex County by providing those non-employee directors with opportunities to receive equity in High Point Financial Corp.


2.      Definitions
        -----------

        As used in this Plan

        2.1 "High Point" means High Point Financial Corp., a New Jersey corporation.

        2.2 "Board" means the Board of Directors of High Point.

        2.3 "Change in Control" means the first to occur of any of the following events:

                (a) Any person or entity or group of affiliated persons or entities (other than High Point) becomes a beneficial owner, directly or indirectly, of 25% or more of High Point's voting securities or all or substantially all of the assets of High Point.

                (b) High Point enters into a definitive agreement which contemplates the merger, consolidation or combination of High Point with an unaffiliated entity in which either or both of the following is to occur: (i) the directors of High Point immediately prior to such merger, consolidation or combination will constitute less than a majority of the board of directors of the surviving, new or combined entity; or (ii) less than 51% of the outstanding voting securities of the surviving, new or combined entity will be beneficially owned by the stockholders of High Point immediately prior to such merger, consolidation or combination; provided, however, that if any definitive
                              --------  -------
agreement to merge, consolidate or combine is terminated without consummation of the transaction, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (b).

                (c) High Point enters into a definitive agreement which contemplates the transfer of all or substantially all of
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High Point's assets, other than to a wholly-owned subsidiary of High Point;
provided, however, that if any definitive agreement to transfer assets is terminated without consummation of the transfer, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (c).

                (d) A majority of the members of the Board shall be persons who: (i) were not members of such Board on the date this Plan is approved by the stockholders of High Point ("current members"); and (ii) were not nominated by a vote of such Board which included the affirmative vote of a majority of the current members on such Board at the time of their nomination ("future designees") and (iii) were not nominated by a vote of such Board which included the affirmative vote of a majority of the current members and future designees, taken as a group, on such Board at the time of their nomination.

        2.4 "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations adopted thereunder.

        2.5 "Committee" means the Committee appointed by the Board to administer the Plan, as provided in Section 3.

        2.6 "Common Stock" means the Common Stock of High Point, no par value.

        2.7 "Corporation" means High Point and its subsidiaries, considered as a whole.

        2.8 "Fair Market Value," when used with reference to a share of Common Stock, means (i) the mean between the high and low sales prices of the Common Stock as reported on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. In the event that the method for determining the Fair Market Value of a share of Common Stock provided for above shall not be practical in the opinion of the Committee, then such Fair Market Value shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply.

        2.9  "Grant" means a grant of a Nonqualified Stock

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Option.

        2.10 "NBSC Board" means the Board of Directors of The National Bank of Sussex County.

        2.11 "Nonqualified Stock Option" means an option to purchase Common Stock not intended to qualify as an "incentive stock option" (within the meaning of Section 422 of the Code).

        2.12 "Participant" has the meaning set forth in Section 6 of this Plan.

        2.13 "Plan" means this 1996 Non-Employee Director Stock Option Plan, as it may be amended from time to time.


3.      Administration of the Plan
        --------------------------

        3.1 The Plan shall be administered by those individuals who are appointed by the Board, which individuals shall not be Participants in the Plan (the "Committee"). The Committee shall have the power to determine the applicable terms and conditions of Grants. The Committee shall also have the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in administering the Plan. The determination of the Committee concerning any matter arising under or with respect to the Plan or Grants shall be final, binding and conclusive on all interested persons.

        3.2 The Committee shall also have such other powers and authority as are otherwise granted to it under the Plan.

        3.3 The Committee may consult with counsel, who may be counsel to the Corporation, and shall not incur any liability for any action taken in good faith in reliance upon the advise of counsel.

        3.4 The Committee initially shall be comprised of the President, the Treasurer and the Secretary of High Point.


4.      Effective Date Of The Plan
        --------------------------

        The effective date of the plan is January 1, 1996.


5.      Plan Limitations: Stock Subject To The Plan
        -------------------------------------------

        5.1 The aggregate number of shares of Common Stock for which Nonqualified Stock Options may be granted under the

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Plan is 105,000, which may be shares of authorized but unissued Common Stock or reacquired shares of Common Stock, as such number may be adjusted in the manner described in Section 9.

        5.2 Any shares for which Stock Options are granted that are not purchased due to termination or expiration of a Nonqualified Stock Option may again be subject to a Grant under the Plan.


6.      Eligibility
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        Non-employee directors of High Point and The National Bank of Sussex
County determined as of February 26, 1996, all of whom are listed on Exhibit A hereto, are the "Participants" in the Plan.

7.      Terms and Conditions Relating to Stock Options

        7.1 Each Participant is hereby provided with a Grant of Nonqualified Stock Options to purchase up to 7,500 shares of Common Stock, as of February 20, 1996. The exercise price per share of Common Stock with respect to each Nonqualified Stock Option shall be the Fair Market Value of the Common Stock on the date of Grant.

        7.2 All Grants shall be made without payment by the recipient to the Corporation (subject to Sections 7.3 and 13) and shall be evidenced by a written agreement executed by High Point and the recipient which shall include the following and such other terms and conditions not inconsistent with the Plan as the Committee shall determine:

     (a) Each Participant's right to purchase Common Stock pursuant to the Nonqualified Stock Options will vest according to the following schedule:

        February 20, 1996         1,500 Shares of Common Stock
        February 20, 1997         1,500 Shares of Common Stock
        February 20, 1998         1,500 Shares of Common Stock
        February 20, 1999         1,500 Shares of Common Stock
        February 20, 2000         1,500 Shares of Common Stock

        Upon the occurrence of a Change in Control, all unvested Nonqualified Stock Options will immediately become fully vested. Notwithstanding anything else herein to the contrary, a Participant will forfeit nonvested Nonqualified Stock Options when he or she ceases to be a member of the Board or a member of the Board of Directors of The National Bank of Sussex

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County. Subject to the other rules set forth in this Plan, a Participant (or, if deceased, his or her executor) will be permitted to exercise vested Nonqualified Stock Options within one year of the date on which he or she ceases to be a member of the Board or of the Board of Directors of The National Bank of Sussex County, but only if he or she ceased to be such a member as a result of resignation after attaining the age of at least 70, disability (as determined under Section 22 of the Code) or death; otherwise, Nonqualified Stock Options must be exercised while the Participant is a member of the Board or a member of the NBSC Board.

     (b) The expiration date of each Nonqualified Stock Option, which shall be ten years from the date on which each such Nonqualified Stock Option becomes vested.

     (c)        Any restrictions on the exercise of Nonqualified Stock Options.

     (d) An agreement that no Nonqualified Stock Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and that each Nonqualified Stock Option shall be exercisable, during the lifetime of a Participant, only by the Participant or his or her guardian or legal representative.

     (e) Such restrictions on the resale or other disposition of Common Stock received upon exercise of Nonqualified Stock Options as the Committee shall determine is necessary to cause the Plan to satisfy any conditions that it must satisfy in order for transactions in the Nonqualified Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

     (f) An agreement that all terms and conditions of the Plan applicable to the Nonqualified Stock Options as granted are incorporated by reference.

        7.3 To exercise a Nonqualified Stock Option, the Participant shall give written notice to High Point specifying the number of shares of Common Stock to be purchased, accompanied by full payment for the shares so purchased in cash or, at the Committee's discretion, either by the transfer and delivery to High Point of shares of Common Stock, valued at their Fair Market Value as of the date of such payment, or through a contribution of cash and shares of Common Stock as so valued. The notice must

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also be accompanied by required withholding taxes, as determined by High Point.


        7.4 A Participant shall have no rights as a shareholder with respect to any shares subject to a Nonqualified Stock Option (including without limitation the right to vote or to receive dividends and other distributions) until such shares shall have been paid for in full and certificates representing such shares have been issued.

8.      Employment Rights
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        Nothing in the Plan shall in any way confer on any person any right to continue in the service of the Corporation in any form.


9.      Adjustment in the Event of Changes in Capitalization
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        In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of High Point, the Committee shall make such equitable adjustments, as it may deem appropriate, designed to protect against dilution or enlargement of rights, including the adjustment of the aggregate number and kind of shares of stock or other property (including cash) which may be awarded or optioned under the Plan, the number and kind of shares or other property subject to outstanding Nonqualified Stock Options, and the exercise prices for outstanding Nonqualified Stock Options.


10.     Duration of the Plan
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        No Grants shall be made after ten years after the effective date of the
Plan, but Nonqualified Stock Options theretofore granted may extend beyond such date and the terms and conditions of the Plan shall continue to apply to such options.


11.     Termination and Amendment of the Plan
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        The Board may at any time and from time to time terminate, modify or amend the Plan in any respect; provided that (a) no such termination, amendment or modification which would cause the Plan to fail to satisfy conditions that it must satisfy in order for transactions in the Nonqualified Stock Options and the underlying Common Stock qualify for an exemption under Rule 16b-3, if any, because any requisite shareholder approval had not

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been obtained, shall be made unless also duly approved or ratified by the shareholders of High Point, as required under Rule 16b-3 or the Code, as the case may be, and (b) no such termination, modification or amendment shall be made which would otherwise cause the Plan to fail to satisfy any other conditions that it must satisfy in order for transactions in the Nonqualified Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3. No termination, modification or amendment shall affect the rights of any recipient under an outstanding Stock Option without the consent of such recipient. Notwithstanding anything else herein to the contrary, the Plan may not be amended more than once every six months, unless necessary to comport with changes in the Code.

12.     Notices
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        All notices, requests and other documents to be given hereunder by any party hereto shall be in writing and shall be either delivered personally or mailed by first-class registered mail or certified mail, return receipt requested, to the appropriate party.


13.     Withholding of Taxes
        --------------------

        The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by law or regulation of any governmental authority.


14.     Application of Funds
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        The proceeds received by High Point from the sales of Common Stock pursuant to the Nonqualified Stock Options will be used for general corporate purposes.


15.     Other Compensation Plans
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        The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Corporation, nor shall the Plan preclude the Corporation from establishing any other forms of incentive or other compensation for employees or directors of the Corporation.


16.     Compliance with Laws
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        Any and all provisions contained herein shall be consistent and comply with applicable laws and regulations

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enacted or promulgated both before and after the adoption of the Plan. To the extent that any such provision in the Plan is inconsistent, or not in compliance, with applicable laws and regulations, that part which is inconsistent or not in compliance shall be deemed void, but the balance of the Plan shall remain in full force and effect.


17.     Miscellaneous
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        Notwithstanding anything herein to the contrary, no shares of Common
Stock or certificates therefor shall be delivered until the requirements of all laws and regulations as may be applicable thereto are satisfied. The Committee may in its discretion require any recipient of a Grant to represent to High Point in writing, prior to any delivery of shares or certificates therefor, that the shares are so acquired for investment and not with a view to, or for sale in connection with, the distribution of all or any part hereof. The certificates for shares of Common Stock may include any legend which the Committee, upon the advice of counsel, deems appropriate to reflect any required or appropriate restrictions on transfer or other disposition of such shares.

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                                   EXHIBIT A

                          High Point Financial Corp.
                 1996 Non-Employee Director Stock Option Plan

                     Participants as of February 20, 1996


                              Daniel J. Campbell

                                Larry R. Condit

                             William A. Dolan, II

                             Rhea C. Fountain, III

                            George H. Guptill, Jr.

                               Ronald C. Howell

                                Stanley A. Koza

                                Charles L. Lain

                              C. Edward McCracken

                               Steven W. Okeson

                               Harold E. Pellow

                                Richard M. Roy

                                Charles L. Tice